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Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-61205.



ARTHUR ANDERSEN LLP

Salt Lake City, Utah
 March 28, 2001